UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024

JAWS MUSTANG ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39975	98-1564586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Washington Avenue, Suite 800 Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

(305) 695-5500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	JWSM.U	The New York Stock Exchange American
Class A ordinary shares included as part of the units	JWSM	The New York Stock Exchange American
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	JWSM WS	The New York Stock Exchange American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 5, 2024, Jaws Mustang Acquisition Corporation (“JWSM”) received written notice from NYSE American LLC (“NYSE American”) indicating that the staff of NYSE American has determined to commence proceedings to delist JWSM’s (i) units, each consisting of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Shares”), and one-fourth of one redeemable warrant (“Units”), (ii) Class A Ordinary Shares included as part of the Units and (iii) redeemable warrants included as part of the Units (each, a “Warrant”), each whole Warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 (collectively, the “Securities”) of JWSM. NYSE American reached its decision to delist JWSM’s Securities pursuant to Sections 119(b) and 119(f) of the NYSE American Company Guide because JWSM failed to consummate a business combination (i) within 36 months of the effectiveness of its initial public offering registration statement, or (ii) such shorter period that JWSM specified in its registration statement. JWSM has a right to a review of NYSE American’s staff’s determination to delist the Securities by the Listings Qualifications Panel of the Committee for Review of the Board of Directors of NYSE American (the “Panel”). Following such appeal and a decision by the Panel, NYSE American or JWSM will make an announcement regarding either proceeding with suspension and delisting or continued trading in the JWSM’s Securities. If JWSM does not appeal this determination, NYSE American will announce the date that trading will be suspended. The filing of an application with the Securities and Exchange Commission to delist the Securities is pending completion of all applicable procedures, including any appeal by JWSM of the NYSE American’s staff’s decision.

JWSM intends to exercise its right to appeal the decision to delist JWSM’s Securities to request sufficient time to complete a business combination and has been advised by NYSE American that its Securities will continue to trade during the pendency of that appeal. Following such appeal, the decision by the Panel will be announced by NYSE American or JWSM regarding either proceeding with suspension and delisting or continued trading in JWSM’s Securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2024

JAWS MUSTANG ACQUISITION CORPORATION

By:	/s/ Andrew Klaber
Name:	Andrew Klaber
Title:	Chief Executive Officer

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